HSBC INVESTOR FUNDS
                   HSBC INVESTOR LIFELINE FUNDS (THE "FUNDS")

                          Supplement Dated May 12, 2008
                   to the Prospectus dated February 28, 2008,
                             as supplemented to date

Effective at the close of business on May 12, 2008, Winslow Capital Management, Inc. ("Winslow") became subadviser to the HSBC Investor Growth Portfolio (the "Portfolio"), one of the Underlying Portfolios to each of the Funds. Accordingly, all references to Waddell & Reed Investment Management Company ("Waddell & Reed") in the Prospectus are hereby deleted and replaced with Winslow.

The  paragraph   regarding  Waddell  &  Reed  in  "The  Investment  Adviser  and
Subadvisers" section on page 39 of the Prospectus is deleted and replaced with the following:

     GROWTH PORTFOLIO: Winslow Capital Management, Inc. ("Winslow"), located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as subadviser to the Growth Portfolio. Winslow has been an investment adviser since 1992 and as of December 31, 2007 managed approximately $3.7 billion in assets under management.

The information regarding the Fund in the "Portfolio Managers" section on page 42 of the Prospectus is deleted and replaced with the following:

     HSBC INVESTOR GROWTH PORTFOLIO:
     The portfolio managers of the Growth Portfolio are Clark J. Winslow, Justin
     H. Kelly, CFA and R. Bartlett Wear, CFA. The educational background of each portfolio manager is set forth below:

     o CLARK J. WINSLOW has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 42 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A from Yale University and an M.B.A. from the Harvard Business School.

     o JUSTIN H. KELLY, CFA, is a Managing Director and portfolio manager of Winslow and has been with the firm since 1999. Previously Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. Mr. Kelly has 16 years of investment experience.

     o R. BART WEAR, CFA, is a Managing Director and portfolio manager of Winslow and has been with the firm since 1997. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. Mr. Wear has 26 years of investment experience.



           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSEPCTUS
                              FOR FUTURE REFERENCE